UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2022

ADVANCED DRAINAGE SYSTEMS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard,			43026
Hilliard,	Ohio
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (614) 658-0050
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Drainage Systems, Inc. (the “Company”) was held via webcast on July 21, 2022, at 10:00 a.m. Eastern Time. Stockholders were able to participate in the Annual Meeting and vote via live webcast. Stockholders considered five proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on June 9, 2022. The final voting results are reported below.
Proposal One: Election of eight directors, including Anesa T. Chaibi, Robert M. Eversole, Alexander R. Fischer, Kelly S. Gast, M.A. (Mark) Haney, Ross M. Jones, Anil Seetharam, and Manuel Perez de la Mesa to serve for a one-year term until the 2023 annual meeting of stockholders.
The Company’s stockholders elected each of the eight nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Anesa T. Chaibi	72,700,569	512,250	879,688	1,737,116
Robert M. Eversole	70,071,946	3,141,056	879,505	1,737,116
Alexander R. Fischer	68,020,432	5,193,037	879,038	1,737,116
Kelly S. Gast	72,827,381	394,986	870,140	1,737,116
M.A. (Mark) Haney	72,685,423	573,852	833,232	1,737,116
Ross M. Jones	72,341,596	1,211,402	539,509	1,737,116
Manuel Perez de la Mesa	72,759,109	509,493	823,905	1,737,116
Anil Seetharam	72,226,073	1,115,653	750,781	1,737,116
Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023.
The Company’s stockholders ratified the selection of Deloitte & Touche LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
73,906,928	1,527,150	395,545	—
Proposal Three: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement.
The Company’s stockholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
69,454,095	3,335,328	1,303,085	1,737,116
Proposal Four: Advisory vote on whether a non-binding advisory vote on the compensation for the Company’s named executive officers should be held every one, two or three years.
The Company’s stockholders gave advisory approval of setting the frequency of future advisory votes on executive compensation at one year, and the voting results are set forth below:

One Year	Two Years	Three Years		Abstentions
72,214,689	136,362	1,130,953	610,503	610,503

Proposal Five: Approval of the Advanced Drainage Systems, Inc. Employee Stock Purchase Plan (the “ESPP”).
The Company’s stockholders approved the ESPP and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
73,766,278	227,108	99,121	1,737,116
Item 7.01    Regulation FD Disclosure.
On July 21, 2022, the Company issued a press release regarding the election of Kelly S. Gast as a director. A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are being furnished as part of this report:

99.1	Press release, dated July 21, 2022, issued by Advanced Drainage Systems, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: July 21, 2022	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary
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